INCOME TAXES	12 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 5 – INCOME TAXES

The provision for income taxes consists of the following as of September 30, 2018 and 2017:

	9/30/2018	9/30/2017
FEDERAL
Current	$—	$—
Deferred	—	—
STATE
Current	—	—
Deferred	—	—
TOTAL PROVISION	$—	$—

The difference between the actual income tax provision versus tax computed at the statutory rate is as follows for the years ended September 30, 2018 and 2017, respectively:

	9/30/2018	9/30/2017
Expected provision (based on statutory rate of 21% in 2018 and 15% in 2017)	$(553,714)	$(854,152)
Effect of:
Increase in valuation allowance	2,696,631	732,562
Non-deductible expense	53,493	121,590
Rate change	(2,305,270)	—
Other, net	108,860	—
Total actual provision	$—	$—

On December 22, 2017, the President of the United States (“the President”) signed into law the tax bill commonly referred to as the “Tax Cuts and Job Act” (“TCJA”), significantly changing federal income tax laws. According to ASC section 740, “Income Taxes,” a company is required to record the effects of an enacted tax law or rate change in the period of enactment, which is the date the bill is signed by the President and becomes law. The TCJA did not have a significant impact on the financial statements as the change in the deferred income tax assets and liabilities was fully offset by a change in the valuation allowance.

The Company does not have any material uncertain tax positions. The Company’s policy is to recognize interest and penalties accrued related to unrecognized tax benefits as a component of income tax expense (benefit). For the years ended September 30, 2018 and 2017, the Company did not recognize any interest or penalties, nor did we have any interest or penalties accrued as of September 30, 2018 and 2017 relating to unrecognized benefits. Deferred income tax assets and liabilities at September 30, 2018 and 2017 consist of the following:

	9/30/2018	9/30/2017
DEFERRED TAX ASSETS (LIABILITIES)
Net operating losses	$7,131,636	$5,611,276
Exploration costs	(1,503,472)	(931,289)
Oil and natural gas leases	2,192,654	691,336
Stock based compensation	411,287	138,278
Accrued interest and expenses not paid	271,190	246,360
Derivative financial instrument	(57,059)	—
Differences in book/tax depreciation	13,573	7,215
Net deferred tax asset	$8,459,809	$5,763,176
Valuation allowance	(8,459,809)	(5,763,176)
NET DEFERRED TAXES	$—	$—

The Company’s valuation allowance increased $2,696,633 during the year ended September 30, 2018 and $732,562 during the year ended September 30, 2017.

At September 30, 2018, the Company had approximately $34.0 million of NOLs, 95% of which will expire from 2032 to 2037. All of the Company’s NOLs are allowable as a deduction against 100 percent of future taxable income since they were generated prior to the effective date of limitations imposed by the TCJA.

The tax years ended September 30, 2015 through 2018 are open for examination for federal income tax purposes and by other major taxing jurisdictions to which we are subject.